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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 August 4, 2005
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                                 Date of Report

                                 July 27, 2005
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                       (Date of Earliest Event Reported):


                                 PHAR-MOR, INC.
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             (Exact name of registrant as specified in its charter)



        Pennsylvania                       0-27050             25-1466309
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(State or other jurisdiction of       (Commission File     (I.R.S. Employer
incorporation or organization)             Number)        Identification No.)


           20 Federal Plaza West, Youngstown, Ohio       44501-0400
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          (Address of principal executive offices)       (Zip Code)


                                  330-746-6641
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  Regulation FD Disclosure

         As previously reported, on September 24, 2001 Phar-Mor, Inc. (the "Company") filed voluntary petitions for bankruptcy protection, on behalf of itself and its eight operating subsidiaries, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio (Case Nos. B-01-4-4007 through B-01-4-4015).

         On March 13, 2003, the United States Bankruptcy Court entered an Order Confirming First Amended Joint Plan of Liquidation (the "Order") proposed jointly by the Debtors (Phar-Mor, Inc. and its named affiliates and subsidiaries) and its Official Committee of Unsecured Creditors.

         The Order, among other things, approves the distribution of funds to certain classes of creditors as set forth in such Plan and provides for a Plan Effective Date of March 28, 2003. The Company paid certain administrative claims in full on March 31, 2003 along with payment of certain agreed unsecured claims in the form of an initial distribution of seven percent (7%) of the agreed amount of the unsecured claim. The Company made additional distributions of seven percent (7%), five percent (5%), three percent (3%) and three percent (3%), respectively, of the agreed amount of unsecured claims in October 2003, April 2004, October 2004 and April 2005 and continues to pay claims as they are settled in accordance with the Plan.


        Attached to this report is a copy of the Transmittal of Quarterly Post Confirmation Report with Certification for the quarter ended July 2, 2005 as filed with the U.S. Bankruptcy Court.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHAR-MOR, INC.

Dated: August 4, 2005                   By:  /s/ John R. Ficarro
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                                             John R. Ficarro
                                             Senior Vice President and
                                               Chief Administrative Officer


                                        By:  /s/ Martin S. Seekely
                                             ------------------------------
                                             Martin S. Seekely
                                             Vice President and Chief
                                               Financial Officer


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                                 EXHIBIT INDEX


Exhibit 99.1 Transmittal of Quarterly Post Confirmation Report with Certification for the Quarter Ended July 2, 2005.